THE LAND TITLES ACT

M O R T G A G E

FACT CORPORATION of 1530 - 9th Avenue S.E., Calgary, Alberta  T2G 0T7

(hereinafter called the "Mortgagor") being registered as owner of an estate in fee simple in possession, subject however to such encumbrances, liens and interests as are notified by memorandum underwritten or endorsed hereon, of that piece of land situate in the Province of Alberta, in the Dominion of Canada, described as follows:

PLAN 9211584

BLOCK 3

LOT 3

EXCEPTING THEREOUT ALL MINES AND MINERALS

AREA: 0.678 HECTARES (1.68 ACRES) MORE OR LESS

(which with the buildings and improvements situate thereon, are hereinafter called the "said lands")

IN CONSIDERATION OF the sum of FIVE HUNDRED AND FIFTEEN THOUSAND ----00/100  ($515,000.00) DOLLARS lent to the Mortgagor by:

948783 ALBERTA INC. of 149 Bridleglen Road S.W., Calgary, Alberta  T2Y 3W9

(who and whose Successors and Assigns are hereinafter called "the Mortgagee"), the receipt of which sum is hereby acknowledged, covenants with the Mortgagee:

1.

THAT THE Mortgagor will pay to the Mortgagee at Calgary, Alberta in lawful money of Canada, the above sum of FIVE HUNDRED AND FIFTEEN THOUSAND ($515,000.00) DOLLARS with interest thereon (or so much as shall from time to time remain unpaid) at the rate of -----THIRTEEN----00/100 per centum (13%) per annum, calculated monthly not in advance as well after as before maturity until paid as follows:

(a)

Interest at the said rate on the amounts from time to time advanced, computed from the respective dates of such advances, shall become due and be paid on the 1st day of April, 2004 (hereinafter referred to as the "date for adjustment of interest");

(b)

The said sum of FIVE HUNDRED AND FIFTEEN THOUSAND  ($515,000.00) DOLLARS with interest thereon at the said rate computed from the date for adjustment of interest, shall become due and be paid by monthly instalment  of -----FIVE THOUSAND FIVE HUNDRED AND SEVENTY NINE  DOLLARS-----17/100 ($5,579.17) each (which shall be applied to interest only) on the 1st day of each and every month in each and every year from and including the 1st day of May, A.D. 2004, until the whole of the monies hereby secured is fully paid;.

(c)  The balance of the monies due hereunder to become due and payable in any event on the 30th day of September A.D. 2005.

The amount of principal money to be advanced under and secured by this mortgage is the sum of FIVE HUNDRED AND FIFTEEN THOUSAND  ($515,000.00) DOLLARS.

That this mortgage incorporates by reference a Mortgage Loan Commitment Letter dated February 17th, 2004 between the Mortgagor and the Mortgagee herein, (the “Loan Commitment”) and all the terms, conditions, warranties and representations contained therein.  In the event of any conflicts or discrepancies between the Loan Commitment and this Mortgage it is agreed the terms of the Loan Commitment shall prevail.

Interest

2.

THAT THE Mortgagor will pay to the Mortgagee interest as aforesaid in manner aforesaid on the said sum on so much thereof as shall from time to time remain unpaid and that interest on becoming overdue shall forthwith be treated (as to payment of interest thereon) as principal and shall bear compound interest and, in additions, premiums of insurance or other sums of money paid by the Mortgagee for the protection of this security such as taxes, repairs or other encumbrances and all costs, charges and expenses connected therewith shall bear interest at the rate aforesaid as well after as before maturity of this mortgage, to be compounded monthly and all such interest, compound interest and sums of money paid by the Mortgagee for the protection of this security shall be a charge on the said lands.  In the event of nonpayment of any of the monies hereby secured at the time herein set for payment thereof the Mortgagor will, so long as any part thereof remains unpaid, pay interest at the said rate from day to day on the same.

Insurance

3.   (a)

THAT THE Mortgagor will forthwith insure and during the continuance of this security keep insured in favour of the Mortgagee against loss or damage by fire, tempest, tornado, cyclone and lightning, each and every building on the said lands and which may hereafter be erected thereon for the full insurable value thereof in an insurance company acceptable to the Mortgagee and will pay all premiums and sums of money necessary for such purpose as the same become due; and will forthwith assign, transfer and deliver over unto the Mortgagee the policy of insurance and receipts thereto appertaining; and if the Mortgagor shall fail to keep said building or any of them insured as aforesaid, or to deliver such policies and receipts or to produce to the Mortgagee at least three days before the termination of any such insurance evidence of the renewal thereof, the Mortgagee shall be entitled but shall not be obligated to insure the said buildings or any of them.  It shall be lawful for the Mortgagee to insure the said building or buildings in manner aforesaid, at the cost, charge and expense of the Mortgagor, in which case the mortgagee shall be entitled to charge an additional service fee in the sum of $250.00 which shall be added to the principal sum herein secured with interest thereon at the interest rate herein stated or as amended from time to time.  The Mortgagor shall forthwith on the happening of any loss or damage, furnish at the expense of the Mortgagor all necessary proofs and do all necessary acts to enable the Mortgagee to obtain payment of the insurance monies.  Any insurance money received may, at the option of the Mortgagee, either be applied in rebuilding, reinstating or repairing the premises or may be applied on account of the last or any other instalment of principal or of interest payable hereunder or may be applied partly in one way and partly in another, as the Mortgagee may determine.

(b)   THAT the Mortgagor, during the term herein shall obtain and keep in force public liability insurance on the lands in a minimum amount of $2,000,000.00 with attached mortgage clause as approved by the Mortgagee and, will keep such insurance in force during the continuance of this mortgage.

Taxes

4.

THAT THE Mortgagor will pay when and as the same fall due all taxes, rates, assessments, liens, charges, encumbrances or claims, including local improvement taxes, which are or may be or become rated, charged or claimed against the said lands or on this mortgage or on the Mortgagee in respect of this mortgage; provided that in default of payment by the Mortgagor of monies for taxes aforesaid, then the Mortgagee may pay such taxes and also any liens, charges and encumbrances which may be charged against the said lands and all monies expended by the Mortgagee for any such purpose shall be repaid by the Mortgagor to the Mortgagee forthwith, and shall be a charge upon the said lands and shall bear interest at the rate aforesaid until paid.

Improvement

5.

THAT ALL erections, buildings, fences, and improvements affixed to the land now on or hereafter put on the said lands are and shall in addition to other fixtures thereon form part of the realty and of the security and are included in the expression the said lands, and that the Mortgagor will not commit any act of waste thereon, and that the Mortgagor will at all times during the continuance of this security, the same repair, maintain, restore, amend, keep, make good, finish, add to and put in order, and in the event of any loss or damage thereto or destruction thereof, the Mortgagee may give notice to the Mortgagor to repair, rebuild, or reinstate the same within a time to be determined by the Mortgagee and to be stated in such notice, and upon the Mortgagor failing so to repair, rebuild, or reinstate within such time such failure shall constitute a breach of covenant hereunder and thereupon the mortgage monies shall at the option of the Mortgagee become immediately due and payable and that without any demand by the Mortgagee upon the Mortgagor, provided that the Mortgagee may repair, rebuild or reinstate the said lands and that any and all sums of money paid by the Mortgagee for the said purposes shall be deemed to be monies paid by the Mortgagee for the protection of this security.  This provision shall be in addition to any statutory covenants implied in this mortgage.

Fixtures

6.

THAT the Mortgagor covenants with the Mortgagee that all "fixtures" including the electric range, grates, gas and electric fixtures and electrical or other refrigeration systems, and all piping, connections, appliances and appurtenances relating thereto which now are or may hereafter be placed upon the land by the Mortgagor, or which are or may be attached to the land by the Mortgagor shall be deemed to be fixtures and part of the land and covered and subject to the mortgage.

Assignment of Rents

7.

THAT as further security for the payment of all moneys owing hereunder the Mortgagor assigns and agrees to assign to the Mortgagee all rents which shall now, or hereafter may become payable by reason of any tenancy or tenancies covering the mortgaged premises or any part thereof, and if the Mortgagor be in default in the observance or performance of any of the terms, covenants and conditions of this mortgage, then the Mortgagee shall have the right, by its agents or otherwise, to take and receive the rents thereof, and, for such purposes, the Mortgagor hereby appoints the Mortgagee attorney for the Mortgagor and in the Mortgagor’s name, to execute such agreements, transfers or conveyances as may be required for the purposes aforesaid, the Mortgagor hereby confirming and ratifying all things which the Mortgagee may do in connection therewith; and the Mortgagor agrees to execute such further assurances as may be required to give effect to the true intent and purpose of this provision; but nothing in this provision shall make the Mortgagee chargeable or accountable as a mortgagee in possession.

Mortgagor's Statutory Covenants

8.

THE MORTGAGOR covenants with the Mortgagee that:

(a)

The Mortgagor has a good title to the said lands;

(b)

The Mortgagor has the right to mortgage the said lands;

(c)

On default the Mortgagee shall have quiet possession of the said lands, free from all encumbrances;

(d)

The Mortgagor will execute such further assurances of the said lands as may be requisite;

(e)

The Mortgagor has done no act to encumber the said lands.

Default

Provisions

9.

THAT THE MORTGAGOR further covenants with the Mortgagee that in the event of default being made in any of the covenants, agreements,

provisos, or stipulations expressed or implied herein;

(a)

The Mortgagee at the Mortgagee's option may, at the Mortgagor's expense and when and to such extent as the Mortgagee deems advisable, observe and perform or cause to be observed and performed such covenant, agreement, proviso or stipulation.

(b)

The Mortgagee may send or employ an Inspector or Agent to inspect and report upon the value, state and condition of the said lands and a Solicitor to examine and report upon the Title to the same.

(c)

The Mortgagee may enter into possession, either by itself or its agent, of the said lands and whether in or out of possession collect the rents and profits thereof, and make any demise or lease of the said lands or any part thereof for such terms, periods, and at such rent as the Mortgagee shall think proper.

(d)

It shall and may be lawful for, and the Mortgagor does hereby grant full power, right and license to the Mortgagee to enter, seize and distrain upon the said lands or any part thereof, and by distress warrant to recover by way of rent reserved as in the case of demise of the lands as much of the mortgage monies as shall from time to time be remain in arrears and unpaid, together with all costs, charges and expenses attending such levy or distress, as in like cases of distress for rent.

(e)

The whole of the monies secured hereunder shall, at the option of the Mortgagee, become due and payable.

(f)

The Mortgagee may exercise each of the foregoing powers without notice to the Mortgagor.

(g)

All party costs, inspector's fees, valuator's fees, appraiser's fees and all solicitor and his own client costs and all legal and other expenses of the Mortgagee in connection with the preparation of this Mortgage or in connection with pursuing any remedy available to the Mortgagee under this Mortgage together with interest thereon at the said rate shall be repaid by the Mortgagor to the Mortgagee upon demand, and in the meantime the amount of such payments shall be added to the Mortgagee's equity and shall bear interest as aforesaid, and all such payments shall become part of the Mortgagee's security under this mortgage and shall be applied in reduction of the Mortgagor's estate and interest in the said lands and premises.

General

10.

THAT THE MORTGAGOR further covenants with the Mortgagee that:

Clauses

(a)

The taking of a judgement on any of the covenants or agreements herein contained shall not operate as a merger thereof;

(b)

The Mortgagee may at any time release any part of the said lands, or any of the covenants and agreements hereincontained, or any collateral security, either with or without any consideration thereof, and without being accountable for the value thereof, or for any money except what is actually received, and without thereby releasing or affecting any other of the said lands or any of the other covenants or agreements herein contained or releasing any surety or any other security;

(c)

Neither execution nor registration nor acceptance of the mortgage, nor the advance of part of the monies secured hereby, shall bind the Mortgagee to advance the said principal sum or any unadvanced portion thereof, but nevertheless this mortgage shall take effect forthwith on the execution of these presents, and if the principal sum or any part thereof shall not be advanced at the date hereof, the Mortgagee may advance the same in one or more sums to or on behalf of the Mortgagor at any future date or dates and the amount of such advances when so made shall be secured hereby and repayable with interest as herein provided;

(d)

The Mortgagee may pay off any charges or encumbrances against the said lands and in such case shall be subrogated to the rights of holders of such charges and encumbrances whether the same are or are not discharged.

(e)

The Mortgagee shall not be charged with any monies receivable or collectable out of the said lands or otherwise except those actually received and the Mortgagee may, at the Mortgagee's option, use any such monies in maintaining, insuring, repairing or improving the lands or in payment of taxes or other charges against the said lands.

Attornment

11.

THAT FOR BETTER securing the punctual payment of the said monies payable hereunder the Mortgagor hereby attorns and becomes tenant to the

Mortgagee of the said lands at a monthly rental equivalent to the monthly instalments secured hereby, the same to be paid on each day appointed for the payment of instalments, and if any judgement execution or attachment shall be issued against any of the goods or lands of the Mortgagor or if the Mortgagor shall become insolvent or bankrupt or commit an act of bankruptcy within the meaning of The Bankruptcy Act or shall take the benefit of any statute relating to bankruptcy or insolvent debtors then such rental shall, if not already payable, be payable immediately thereafter.  The legal relation of landlord and tenant is hereby constituted between the Mortgagee and the Mortgagor.  The Mortgagee may at any time after default hereunder enter upon the said lands or any part thereof, and determine the tenancy hereby created without giving the Mortgagor any notice to quit; but neither this clause nor anything done by virtue thereof, shall render the Mortgagee a mortgagee in possession or accountable for any monies except those actually received.

Waiver

12.

THAT A WAIVER of any default by the Mortgagee shall be deemed to extend to the particular default only and shall not prejudice or affect the Mortgagee's right with respect to subsequent defaults.

Discharge

13.

THAT the Mortgagee shall have a reasonable time after payment of the mortgage moneys in full within which to prepare and execute a discharge of this mortgage; and interest as aforesaid shall continue to run and accrue until  actual payment in full has been received by the Mortgagee; and to the extent permitted by law, all legal and other expenses for the preparation and execution of such discharge shall be borne by the Mortgagor; PROVIDED THAT the Mortgagor shall not be entitled to a discharge of this mortgage unless and until all covenants, provisoes, agreements and stipulations herein contained, on the part of the Mortgagor to be observed or performed, have been duly complied with, whether the Mortgagee has taken legal proceedings thereon and recovered judgment or otherwise.  The Mortgagee shall be entitled to charge a discharge payout calculation fee of $150.00.

Collateral Remedies

14.

THAT A DEFAULT in the due performance by the Mortgagor of any of the Mortgagor's covenants contained in any collateral security or securities which may now or at any time be held or taken by the Mortgagee in respect of the sum secured hereby shall in addition to its usual effect have the same effect and give rise to the same rights and remedies as a default under the terms of this mortgage, and in the event of the mortgagee becoming entitled to take legal proceedings of any nature whatsoever against the Mortgagor in respect of this mortgage or in respect of any of the said collateral securities, the Mortgagee may either concurrently with such suite, successively or otherwise pursue any or all of the Mortgagee's other remedies and should the Mortgagee so pursue one or another of the said remedies, this shall not constitute an election by the Mortgagee to abandon any of the other remedies.

15.

THAT WHEREVER THE singular number or masculine gender is used in this instrument the same shall be construed as including the plural and feminine and neuter respectively where the fact or context so requires; and in any case where this mortgage is executed by more than one party all covenants and agreements herein contained shall be construed and taken as against such executing parties as joint and several; and the heirs, executors, administrators, successors and assigns of any party executing this mortgage are jointly and severally bound by the covenants, agreements, stipulations, and provisos herein contained.  The covenants, agreements, stipulations and provisos herein stated shall be in addition to those granted or implied by statute.

Charging Land

16.

THAT  for better securing to the said Mortgagee the repayment in manner aforesaid of the said principal and interest and other charges and mortgage moneys and obligations hereby secured THE MORTGAGOR DOES HEREBY mortgage to the Mortgagee all its estate and interest in the said lands.

Development

17.         THAT if the Mortgagor undertakes a development of improvements on the said lands, the Mortgagor covenants and agrees with the Mortgagee to develop the lands and other improvements (the "Improvements") on the said lands in accordance with plans and specifications which have been or are hereafter approved by the Mortgagee and to carry on diligently to completion the Improvements and that the Improvements being erected or to be erected on the said lands shall form part of the security for the full amount of the mortgage moneys.  In the event that the Mortgagor shall default in the payment of any principal, interest, or other moneys payable hereunder or shall fail to complete the Improvements or shall otherwise be in default hereunder the Mortgagee may, in addition to or apart from any other remedies it has, enter upon and occupy the said lands and make or make arrangements for or cause to be made such completion of development construction of or putting in order of any such Improvements as the Mortgagee may deem expedient in such manner and through such contractors, sub-contractors, or agents as the Mortgagee in its sole discretion may choose; and all reasonable costs, charges and expenses (as determined by the Mortgagee), including allowances for the time and service of any employee of the Mortgagee or other person appointed for the above purposes shall be payable to the Mortgagee by the Mortgagor forthwith on demand, as incurred from time to time, and shall bear interest at the said rate from the date or dates demanded until paid, and such sums including interest thereon as aforesaid shall be a charge upon the said lands and Improvements.  No such entry or occupation by the Mortgagee shall constitute or be deemed to make the Mortgagee a mortgagee in possession.

The Mortgagor shall be responsible for any and all costs incidental to the above and shall indemnify and save harmless the Mortgagee from and against any and all claims therefor.

18.   THAT so long as this Mortgage is in good standing, the Mortgagee covenants and agrees that it shall, without payment, promptly execute upon request all plans and other necessary material to enable the Mortgagor to plan, rezone, subdivide, replot or annex the whole or any portion of the said lands, or to enable any outline or neighbourhood plan that may be prepared by or on behalf of the Mortgagor or approved by the Mortgagor, or development (in its broadest sense) of the whole of any portion of the said lands, and shall, without payment, promptly give such consents or assurances as the Mortgagor shall reasonably require for such planning, rezoning, subdivision, annexation, replotting, outline or neighbourhood plan or development as aforesaid, including, without limiting the generality of the foregoing, all of the following:

(a)    The execution of all engineering, subdivision or development agreements;

(b)    The execution of any consent required of the Mortgagee to register a plan or plans of subdivision of the said lands or any part thereof, or to apply for and obtain zoning or rezoning of the said lands or any part thereof, as well as to any annexation, replotting or development in its broadest sense;

(c)    The execution of or any consent to the granting of any easement or easements or rights-of-way by the Mortgagor for public or other utilities;

(d)    The granting of any registrable transfer or transfers of land under the Land Titles Act of the Province of Alberta for the purpose of allowing the Mortgagor to dedicate or give up the said lands or any portion thereof for public roads, widening of existing public roads, public parks of other public jurisdictions as required by any municipal or other governmental authority from time to time having jurisdiction over the said lands, so as to enable the Mortgagor to plan, subdivide and develop the said lands; and

(e)    To do all such other things and execute and deliver all such consents and instruments as are from time to time reasonably necessary to give effect to the foregoing.

Farmland

19.

THAT in the case that this is a Mortgage on farm lands the Mortgagor agrees that the Mortgagee may insure the crops now or hereafter on the said lands if any of the said lands are now or shall hereafter be brought under cultivation, for the amount of their full insurable value against loss or damage by hail and all premiums therefore shall be recoverable and dealt with as hereinbefore provided in the case of premiums for fire insurance; AND further that the Mortgagor will if any part of the said land be now under cultivation or if any part of the said land shall hereafter during the continuance of this security be brought under cultivation, cultivate all such part or parts in the most approved husbandmanlike manner so as to maintain the said land in a good state of cultivation; PROVIDED, however, that I may summerfallow in good farmerlike manner one-third of all broken acres of such cultivated land (if any) in any year.

Provisions Applicable

to Condominiums

20.

THAT it is further stipulated, provided and agreed by the Mortgagor with the Mortgagee that notwithstanding anything to the contrary herein contained:

(a)

the Mortgagor covenants and agrees with the Mortgagee that the Mortgagor will observe and perform each and every one of the covenants and provisions required to be observed and performed under or pursuant to the terms of this mortgage, and of the Condominium Property Act of Alberta, and all amendments thereto, and any legislation passed in substitution therefor, and the by-laws of the condominium corporation of which the Mortgagor is a member by virtue of the Mortgagor's ownership of any condominium unit being charged by this mortgage (herein sometimes called the "Condominium Corporation"), and any amendments thereto;

(b)

without limiting the generality of the foregoing subparagraph (a), the Mortgagor covenants to pay promptly when due any and all unpaid assessments, instalments or payments due or to become due to the Condominium Corporation by an owner of any condominium unit;

(c)

the Mortgagor further covenants and agrees that where the Mortgagor defaults in the Mortgagor's obligation to contribute to the common expenses assessed or levied by the Condominium Corporation, or any authorized agent on its behalf, or to any assessment, instalment or payment due to the Condominium Corporation, or upon breach of any covenant or provision herein contained, including those covenants and provisions referred to in subparagraph (a) hereof, regardless of any other action or proceeding taken or to be taken by the Condominium Corporation, the Mortgagee, at its option and without notice to the Mortgagor, may deem such default to be default under the terms of this mortgage and proceed to exercise its rights herein; and

(d)

upon default herein and notwithstanding any other right or action of the Condominium Corporation or the Mortgagee, the Mortgagee may distrain for arrears of any assessments, instalments or payments due to the Mortgagee or arising under any of the subparagraphs in this paragraph contained.

(e)

the Mortgagor hereby assigns, transfers and sets over unto the Mortgagee the Mortgagor’s rights which now exist or may hereafter come into existence to vote at meetings of the Condominium Corporation:

(i)

In all cases, which the unanimous resolution is required by The Condominium Act of Alberta as  Amended, the By-Laws of the Corporation, or any agreement with the Condominium Corporation;

(ii)

In all other cases other than as referred to in Subclause (I) of this Clause (e), provided that in the event that the Mortgagee is either not present or present by proxy, or if present, does not wish to vote, then the Mortgagor may exercise the voting right without further authority.

Priority

21. (a)

THAT This mortgage may be renewed or extended, from time to time, at the sole option of the Mortgagee by an agreement in writing between the parties for the term offered by the Mortgagee with or without an increased rate of interest, notwithstanding that there may be subsequent encumbrances.  The "date of mortgage" shall be deemed to be the date of the renewal agreement.  Such renewal agreement need not be registered against title to the said lands in order to remain the priority for this mortgage, so renewed and altered, over any instrument registered subsequently to the registration of this mortgage prior to its renewal, and such renewal agreement shall be binding against the Mortgagor, its successors and assigns, and all subsequent mortgagors and encumbrancers and other parties.

(b)

THAT the Mortgagor shall, forthwith on request therefor by the Mortgagee, provide to the Mortgagee, at the Mortgagor's expense, all such postponements and other assurances as the Mortgagee may require to ensure the foregoing binding effect and priority.  All renewals (if any) shall be done at the Mortgagor's expense (including without limitation payment of the Mortgagee's legal expenses on a solicitor-and-his-own-client basis).

(c)

THAT no such renewal, even if made by a successor in title to the Mortgagor named herein and whether or not the Mortgagor shall consent thereto, shall in any way release or render unenforceable the covenants or obligations of the Mortgagor named herein, which shall continue notwithstanding such renewal or extension and shall apply to this mortgage as renewed or extended.  Nothing contained herein shall be taken to confer any right of renewal upon the Mortgagor.

Construction

Finance

22.

THAT if the Mortgagor undertakes the construction of buildings or other improvements on the said lands, the Mortgagor covenants and agrees with the Mortgagee to construct such buildings and other improvements (the "Improvements") on the said lands in accordance with plans and specifications which have been or are hereafter approved by the Mortgagee and to carry on diligently to completion the Improvements and that the Improvements being erected or to be erected on the said lands shall form part of the security for the full amount of the mortgage moneys.  In the event that the Mortgagor shall default in the payment of any principal, interest, or other moneys payable hereunder or shall fail to complete the Improvements or shall otherwise be in default hereunder the Mortgagee may, in addition to or apart from any other remedies it has, enter upon and occupy the said lands and make or make arrangements for or cause to be made such completion of construction of or putting in order of any such Improvements as the Mortgagee may deem expedient in such manner and through such contractors, sub-contractors, or agents as the Mortgagee in its sole discretion may choose; and all reasonable costs, charges and expenses (as determined by the Mortgagee), including allowances for the time and service of any employee of the Mortgagee or other person appointed for the above purposes shall be payable to the Mortgagee by the Mortgagor forthwith on demand, as incurred from time to time, and shall bear interest at the said rate from the date or dates demanded until paid, and such sums including interest thereon as aforesaid shall be a charge upon the said lands and improvements.  No such entry or occupation by the Mortgagee shall constitute or be deemed to make the Mortgagee a mortgagee in possession.

Environmental

23.

THAT the Mortgagor agrees to abide by and adhere to all environmental laws and regulations applicable to the said lands and will promptly advise the Mortgagee of any environmental compliance orders issued concerning the said lands and will take such action as is required to comply with these orders.  The Mortgagor will indemnify the Mortgagee from all environmental clean-up costs or damages incurred by the Mortgagee or its agents and the Mortgagor shall pay the cost of any environmental audit required by the Mortgagee, acting reasonably, during the term of this Mortgage or any renewal thereof.

Collateral

24.

That any default by the Mortgagor hereunder shall constitute a default under all other instruments or agreements securing and/or evidencing the Loan Commitment or any indebtedness, present or future, of the Mortgagor or any party to the Loan Commitment to the Mortgagee and a default by the Mortgagor or any party to the Loan Commitment under any such instruments or agreements shall constitute a default hereunder and in particular a default under the Loan Commitment between the Mortgagor and the Mortgagee pursuant to which this Mortgage is granted shall constitute a default hereunder and a default hereunder shall constitute a default in the Loan Commitment.

Prepayment

Privilege

(a)

THAT in the event of non-payment of the said principal or any part thereof, at the time the same falls due under the terms of this mortgage, it is agreed that the Mortgagee shall not be required to accept payment of said principal moneys without being paid a bonus equal to Three (3) months interest in advance of the principal money.

(b)

THAT provided that the Mortgagor when not in default hereunder, shall have the right at any time to repay the principal outstanding in whole or in part at any without notice, bonus or penalty on 30 days notice provided the Mortgagor has paid the first Three (3) months interest but any partial prepayment of the amount owing under this mortgage shall not affect the Mortgagor's obligations to make all monthly and other payments hereinbefore provided.

(c)

THAT the Mortgagor covenants and agrees to and with the Mortgagee that he will well and truly pay the mortgages registered as prior encumbrances against the said lands and will perform all the terms, covenants, conditions and provisions therein and in the event that the Mortgagor defaults in payment of the mortgages or in performance as aforesaid the whole or any part of the amounts of principal and interest unpaid under this Mortgage shall become due and owing and this Mortgage shall be deemed to be in default; PROVIDED FURTHER that the Mortgagee in order to better secure its interest hereunder, shall have the right to make payment on behalf of the Mortgagor to the holders of encumbrances registered prior to this Mortgage, and it is understood and agreed that the full amount of such payments shall be treated as principal funds advanced hereunder and shall bear interest accordingly.

(d)

THAT the Mortgagee and/or the Mortgagee's Agent at such time or times as it may deem necessary and without the concurrence of any other person may write, telephone or personally visit the Mortgagor for the purpose of collecting monies due to the Mortgagee, in order to resolve said default and may charge for all out-of-pocket expenses as well as a reasonable charge for time and mileage expended and as well but not necessarily concurrent with such activities, the Mortgagee or his Agent may at their own discretion and without notice to anyone make a charge for administration of not more than $100.00 per calender month for so long as the mortgage remains in default and the Mortgagor covenants and agrees that all such charges as set out herein as well as all monies expended in any other fashion under the terms of this mortgage for insurance, taxes, legal fees, both party-to-party and solicitor-client or any other item so provided for shall be chargeable upon the principal funds originally advanced and that such monies shall accrue interest at the prevailing rate of this mortgage and all monies and accrued interest herein represented shall represent a charge on land.

(e)

THAT a $100.00 fee will be charged by the Mortgagee for any N.S.F. cheques.

(f)

THAT in the event that the Mortgagor assigns, transfers or otherwise disposes of all or any part of its  interest in the within described property, then at the option of the Mortgagee the whole amount owing hereunder shall immediately become due and payable.

(g)

THAT the Mortgagor hereby acknowledges having received a Duplicate copy of this Mortgage prior to receiving any of the proceeds of same.

(h)

THAT the Mortgagor acknowledges that in the event any obligation of the mortgagor for payment to the mortgagee pursuant to the terms of this mortgage has been deferred  interest shall run on those sums so deferred at the rate stated in this mortgage or any renewal thereof during said deferral period.

(i)

THAT the Mortgagor will provide to the Mortgagee or its assignee,

a series of post-dated cheques as may be required pursuant to the terms of this Mortgage, upon execution of same, and any future post-dated cheques, as may be required or requested by the Mortgagee or its assignee from time to time.

(j)

THAT the Mortgagor hereby specifically acknowledges and agrees that the Mortgagee shall be entitled to make any and all reasonable inquiries and obtain any and all reasonable information with respect to the mortgage premises, such inquiries to include, but not be limited to any other Mortgages, municipal authority and insurance company.

IN WITNESS WHEREOF the Corporation as affixed its corporate seal by the hand of its duly appointed officer this 17th day of March, 2004

FACT CORPORATION

    /s/ W. Scott Lawler                                                              C\S

Per:     W. SCOTT LAWLER

                                                                                                           C\S

Per:

FACT CORPORATION

TO

948783 ALBERTA INC.

REF CERT...............................................................................

M O R T G A G E

I certify that the within instrument is duly Entered and Registered in the Land Titles Office for the South Alberta Land Registration District of Calgary, in the Province of Alberta

................................Registrar A.L.R.D..................................

CARL E. McCLINTOCK

Barrister & Solicitor

#900, 441 - 5th Avenue S.W.

Calgary, Alberta

T2P 2V1

CEM: File # 04-7294 CEM